                                                                   EXHIBIT 10.9

                              TRITON SYSTEMS, INC.
                             1996 STOCK OPTION PLAN
                              (AS AMENDED 1/24/97)


      1.    Purpose of the Plan.
            -------------------

      This stock option plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Triton Systems, Inc. (the "Company") and any present or future subsidiaries of the Company by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); and
(b) to officers, directors, employees and consultants of the Company and any present or future subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

      2.    Stock Subject to the Plan.
            -------------------------

      (a) The total number of shares of the authorized but unissued (i) shares of the common stock, $.01 par value, of the Company ("Common Stock") and (ii) shares of the non-voting common stock, $.01 par value, of the Company ("Non-Voting Common Stock") for which options may be granted under the Plan shall not exceed 1,541,707 shares (after giving effect to the 1.65-for-1 stock split effected on January 27, 1997), subject to adjustment as provided in
Section 11 hereof.

      (b) If an option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

      (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee (as defined in Section 3 below).

      (d) Prior to the consummation by the Company of an initial public offering of its securities pursuant to an effective registration statement filed with the Securities and Exchange Commission ( the "IPO"), all stock issuable upon exercise of an option granted under the Plan shall be shares of Non-Voting Common Stock. Upon and after the IPO, all stock issuable upon exercise of an option granted under the Plan shall be shares of Common Stock.



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      3.    Administration of the Plan.
            --------------------------

      (a) The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors, each of whom is a "Non-Employee Director" as defined from time to time in the rules and regulations promulgated under the Securities and Exchange Act of 1933. The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

      (b) Subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and its subsidiaries (from among the class of employees eligible under Section 4 to receive ISOs) to whom ISOs may be granted, and to determine (from the class of individuals eligible under Section 4 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which options may be granted; (iii) determine the option price of shares subject to each option which price shall not be less than the minimum price specified in Section 6; (iv) determine whether each option granted shall be an ISO or a Non-Qualified Option;
(v) determine (subject to Section 9) the time or times when each option shall become exercisable and the duration of the exercise period; and (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to options and the nature of such restrictions.

      4.    Eligibility.
            -----------

      Options designated as ISOs may be granted only to officers and other employees of the Company or any subsidiary. Non-Qualified Options may be granted to any director, officer, employee, or consultant of the Company or of any of its subsidiaries.

      In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present



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and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

      No option designated as an ISO shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 6 hereof shall apply.

      5.    Option Agreement.
            ----------------

      Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as ISOs shall meet all of the conditions for ISOs as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual.

      The maximum number of shares of Common Stock with respect to which an option may be granted to any employee in any one taxable year of the Company shall not exceed 250,000 shares (after giving effect to the 1.65-for-1 stock split effected on January 27, 1997), taking into account shares subject to options granted and terminated, or repriced, during such taxable year.

      6.    Option Price.
            ------------

      The option price or prices of shares of the Company's Common Stock for options designated as Non-Qualified Options shall be as determined by the Committee, but in no event shall the option price be less than the minimum legal consideration required therefor under the laws of the State of Mississippi or the laws of any jurisdiction in which the Company or its successors in interest may be organized. The option price or prices of shares of the Company's Common Stock for ISOs shall be the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on such exchange on the business day immediately preceding the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then



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listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ/NMS") for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NMS, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

      7.    Manner of Payment; Manner of Exercise.
            -------------------------------------

      (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only under such circumstances and on such terms as may from time to time be established by the Committee. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with Section 6 hereof. With the consent of the Committee, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after ten business days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.




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      8.    Exercise of Options.
            -------------------

     Subject to the provisions of paragraphs 9 through 11, each option granted under the Plan shall be exercisable as follows:

     (a) VESTING. The option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

     (b) FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the option, unless otherwise specified by the Committee.

     (c) PARTIAL EXERCISE. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     (d) ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment or any option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in
Section 422(d) of the Code.

      9.    Term of Options; Exercisability.
            -------------------------------

     (a) Term.
         ----

            (1) Each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

            (2) Except as otherwise provided in this Section 9, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate thirty days following the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

            (3) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the sixth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

            (4) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.


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     (b) EXERCISABILITY. An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.



      10.   Options Not Transferable.
            ------------------------

      The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or (solely with respect to Non-Qualified Options) pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to Non-Qualified Options, trustee process or similar process, whether legal or equitable, upon such option.

      11. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such option:

      (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

      (b) CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment


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equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof.

     (c) RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his option prior to such recapitalization or reorganization.

     (d) MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

     (e) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     (f) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (g) FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

     (h) ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 2 hereof that are subject to options which previously have been or subsequently may be granted under the Plan, and the maximum number of shares that may be granted to optionees in any year under Section 5 hereof, shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 11 and, subject to Section 3, its determination shall be conclusive.

     If any person or entity owning restricted Common Stock obtained by exercise of an option made hereunder receives shares or securities or cash in connection with a corporate


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transaction described in subparagraphs (a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.



     12.   No Special Employment Rights.
           ----------------------------

     Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

     13.   Withholding.
           -----------

     The Company's obligation to deliver shares upon the exercise of any Non-Qualified Option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.

     14.   Restrictions on Issue of Shares.
           -------------------------------

     (a) Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

               (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

               (ii) Counsel for the Company shall have given an opinion, which



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opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

     15.   Purchase for Investment; Rights of Holder on Subsequent Registration.
           --------------------------------------------------------------------

     Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     16.   Loans.
           -----

     The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.



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     17.   Modification of Outstanding Options.
           -----------------------------------

     The Committee may authorize the amendment of any outstanding option with the written consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.


     18.   Approval of Shareholders.
           ------------------------

     The Plan shall be subject to approval by the vote of shareholders holding at least a majority of the outstanding voting stock of the Company voting in person or by proxy at a duly held shareholders' meeting, or by written consent of shareholders holding at least a majority of the outstanding voting stock of the Company, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

     19.   Termination and Amendment.
           -------------------------

     Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 19, the Board of Directors may not, without the approval of the shareholders of the Company obtained in the manner stated in Section 18, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires shareholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Securities Exchange Act of 1934. The Committee may grant options to persons subject to Section 16(b) of the Securities and Exchange Act of 1934 after an amendment to the Plan by the Board of Directors requiring shareholder approval under Section 19, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval. Except as provided in Section 11, without the written consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

     20.   Compliance with Rule 16b-3.
           --------------------------

     It is intended that the provisions of the Plan and any option granted hereunder to a person subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the "Act") shall comply in all respects with the terms and conditions of Rule 16b-3 under the



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

Act, or any successor provisions. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.

     21.   Reservation of Stock.
           --------------------

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

     22.   Limitation of Rights in the Option Shares.
           -----------------------------------------

     An optionee shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

     23.   Notices.
           -------

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.



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                              TRITON SYSTEMS, INC.


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                      with
                                   [Employee]

                              TRITON SYSTEMS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           NON-QUALIFIED STOCK OPTION

     AGREEMENT entered into this___ day of ________ , 199 , by and between Triton Systems, Inc., a Mississippi corporation with a principal place of business in Long Beach, Mississippi (the "Company"), and the undersigned employee of the Company (the "Employee").

     WHEREAS, the Company desires to grant to the Employee a non-qualified stock option under the Company's 1996 Stock Option Plan (the "Plan") to purchase shares of [Non-Voting] Common Stock, par value $1.00 per share, of the Company (the "[Non-Voting] Common Stock");

     WHEREAS, in consideration of entering into this Agreement, the Employee agrees to execute the Company's form of Non-Competition and Non-Disclosure Agreement; and

     WHEREAS, Section 5 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Employee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of [__________ ] shares of [Non-Voting] Common Stock (the "Shares") on the terms and conditions hereinafter set forth. This option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares covered by the Option shall be [$___________ ] per Share.

     3. RIGHTS TO EXERCISE. The Option may not be exercised before __________. Thereafter, subject to the provisions of this Agreement, the Option shall be exercisable only as follows:

                                                Additional
Date of Vesting                                % Available    Total % Available
---------------                                -----------    -----------------

On or after
            ------------------------,--------
 but before                                        20%              20%
            ------------------------,--------

On or after
            ------------------------,--------
 but before                                        20%              40%
            ------------------------,--------

On or after
            ------------------------,--------
 but before                                        20%              60%
            ------------------------,--------

                                                Additional
Date of Vesting                                % Available    Total % Available
---------------                                -----------    -----------------

On or after
            ------------------------,--------
 but before                                        20%               80%
            ------------------------,--------

On or after
            ------------------------,--------      20%              100%




     4.    Term of Options; Exercisability.
           -------------------------------

          (a) Term.
              ----

                 (1) The Option shall expire ten (10) years from the date of this Agreement, but shall be subject to earlier termination as herein provided.

                 (2) Except as otherwise provided in this Section 4, the Option shall terminate thirty days following the date the Employee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the Option expires by its terms, whichever occurs first.

                 (3) If such termination of employment is because the Employee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option shall terminate on the last day of the sixth month from the date the Employee ceases to be an employee, or on the date on which the Option expires by its terms, whichever occurs first.

                 (4) In the event of the death of the Employee, the Option shall terminate on the last day of the twelfth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

               (b) EXERCISABILITY. The Option shall be exercisable only to the extent that the right to purchase shares under the Option has accrued and is in effect on the date the Employee ceases to be an employee of the Company or one of its subsidiaries.

     5.    Manner of Exercise of Option.
           ----------------------------

          (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. Payment may be either wholly in cash or by check payable to the Company. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not more than thirty
(30) days from the date of receipt of the notice by the Company.

          (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its common stock as will be sufficient to satisfy the requirements of the Option. The Employee shall not have any of the rights of a stockholder of the Company in respect of the Shares until one or more certificates for such Shares shall be delivered to him or her upon the due exercise of the Option.


     6. NON-TRANSFERABILITY. The right of the Employee to exercise the Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Option shall be exercisable during the lifetime of the Employee only by the Employee. The Option shall be null and void and without effect upon the bankruptcy of the Employee or upon any attempted assignment or transfer, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     7. PERMITTED TRANSFERS; TAKE ALONG RIGHT. Subject to the provisions of Sections 6, Shares issuable upon exercise of the Options may be transferred pursuant to the specific terms and conditions set forth in either paragraph (a) or (b) of this Section 7:

           (a) Right of First Refusal. The Employee may sell Shares to a third party in a bona fide transaction for fair value payable in cash or the equivalent currently or in future installments, provided that the Employee extends to the Company a right of first refusal with respect to such sale in accordance with the following provisions. The Employee shall first give written notice of such proposed sale to the Company, identifying the proposed purchaser, the number of Shares to be sold, and the purchase price and terms of the proposed sale. The Company shall have the right, exercisable by written notice to the Employee within 30 days after receipt of the Employee's notice, to purchase all, but not less than all, of the Shares referred to in the Employee's notice, at the price and on the terms set forth in said notice. The Company shall designate in such notice a date, time and place for the closing of the repurchase (the "Closing"), which shall be not more than 60 days after the date of the Company's notice, unless otherwise agreed by the parties. If the Company is prohibited by Mississippi law from purchasing Shares, the Company may assign its rights hereunder with respect to a particular transfer by written notice to the Employee at or prior to the Closing. The Closing shall take place at the offices of the Company or of its counsel, unless otherwise agreed by the parties. At the Closing, the Company or its assignee (the "Purchaser") shall purchase from the Employee the Shares referenced in the Employee's notice, at the price and on the terms set forth therein, and the Employee shall sell such Shares to the Purchaser by delivery of the certificate or certificates representing such Shares, duly endorsed for transfer, free and clear of any liens, pledges or encumbrances. If the Company does not exercise its purchase right within 30 days after the Employee's notice to the Company, the Employee may complete the sale of Shares to the proposed purchaser at the price and on the terms specified in the Stockholder's notice to the Company at any time within 60 days after the expiration of said 30-day period. No sale may be made to a different purchaser, at a different price, on different terms or after the expiration of said 60-day period without renewed compliance with this Section 7(a). Any Shares purchased in accordance with the provisions of this Section 7(a) shall thereafter remain subject to the provisions of
Section 7(c), but shall no longer be subject to any of the other terms of this Agreement. This Section 7 shall terminate on the closing of the Company's first underwritten public offering of its securities. Notwithstanding the provisions of this Section 7, in no event shall the Employee transfer Shares to any individual, corporation, partnership, joint venture, trust or unincorporated organization or a government or agency or political subdivision thereof who is engaged in any business activity (i) which is directly or indirectly in competition with the products or services being developed, manufactured or sold by the Company or (ii) which is directly or indirectly detrimental to the business of the Company.

           (b) TRANSFER TO RELATED PERSON. The Employee may transfer Shares: (i) to the Employee's spouse, parents, brothers, sisters, children, stepchildren or grandchildren or any trust or individual retirement account for the exclusive benefit of any of them or the Employee; or (ii) upon the Employee's death to the Employee's estate, executors, administrators and personal representatives and then to such Employee's heirs, legatees or distributees; provided that any Shares transferred under this Section 7(b) shall remain subject to the provisions of this Agreement. Any transferee of Shares under this Section 7(b) shall become a party to this Agreement by executing a counterpart hereof, and shall be bound by the provisions of this Agreement whether or not such transferee does so.

           (c) TAKE ALONG RIGHT. If, at any time the Company shall determine to enter into a transaction which will result in a Change of Control (as defined herein), then, upon written request of the Company (the "Sale Request"), the Employee shall be obligated to, and shall (i) sell, transfer and deliver, or cause to sold, transferred and delivered, that percentage of the Shares then held by him that is equal to the percentage of the aggregate holding of all shares sold by the other stockholders of the Company that is being sold or exchanged in the transaction constituting the Change of Control at the same price per share and on the same terms applicable to the other stockholders selling Common Stock and, upon request, and (ii) if stockholder approval of the transaction is required, vote his Shares in favor thereof. For purposes of this Agreement, a "Change of Control" of the Company shall be deemed to have occurred when there has occurred (i) a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act, as amended (the "Exchange Act"), if the Company were subject to the Exchange Act, including in any event the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of beneficial ownership, directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company's then outstanding securities or (ii) the sale of all or substantially all of the assets of the Company.

     8.    Representation Letter and Investment Legend.
           -------------------------------------------

           (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the

"1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as EXHIBIT 1 and the Company shall place an "investment legend", so-called, as described in EXHIBIT 1, upon any certificate for the Shares issued by reason of such exercise.

           (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

     9. RECAPITALIZATIONS, REORGANIZATIONS, CHANGES IN CONTROL AND THE LIKE. Adjustments and other matters relating to recapitalizations, reorganizations, sale of the assets of the Company, changes in control and the like shall be made and determined in accordance with Section 11 of the Plan, as in effect on the date of this Agreement.

     10. NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this Option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company, provided that such services are consistent with the services usually required to be performed by the Employee. The Employee shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

     11. WITHHOLDING TAXES. Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

     12. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the parties.


     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi without regard to principles of conflicts of laws.

     14. NOTICES. Any notices or other communications required to be given hereunder shall be given by hand delivery or by first class mail with all fees prepaid and addressed, if to the Company, to it at 522 East Railroad Street, Long Beach, Mississippi 39560, Attn: ____________________________________,and
if to Employee, to him at the address set forth in the signature page hereto.



                                 * * * * * *

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Employee has hereunto set his or her hand and seal, all as of the day and year first above written.


                                         TRITON SYSTEMS, INC.



                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         EMPLOYEE:




                                         -----------------------------------
                                         Name:


                                         Employee's Home Address:


                                         -----------------------------------


                                         -----------------------------------


                                         -----------------------------------




                                         Social Security No.:

                                         -----------------------------------

                                    EXHIBIT 1
                            TO STOCK OPTION AGREEMENT

                            -------------------------


Gentlemen:

     In connection with the exercise by me as to________ shares of [non-voting] common stock, par value $1.00 per share, of Triton Systems, Inc. (the "Company") under the non-qualified stock option dated _________, 199__, I hereby acknowledge that I have been informed as follows:

     1. The shares of [non-voting] common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

     2. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

     3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the Act.

     4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

     In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

           "The shares of [non-voting] common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of that Act. These shares may not be sold, pledged, or transferred in the absence of an effective registration statement under the Securities Act of 1933, as amended, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under said Act."

     I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.



                                         Very truly yours,






                                       E-2